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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of Puma Technology, Inc. of our report dated December 30, 1999 relating to the financial statements of ProxiNet, Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

San Jose, California
January 26, 2000